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                                                                       EXHIBIT 1

                            Joint Filing Agreement
                            ----------------------

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of DA Consulting Group, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 15th day of March, 2001.


                              Purse Holding Ltd.


                              By:  /s/ B.K. Prasad
                                   ---------------------------
                                   Name: B.K. Prasad
                                   Title: Authorized Signatory


                              Chandaria Charitable Foundation 1982 No.5

                              By:  R&H Trust Co. (Bermuda) Limited,
                                   Trustee

                                   By: /s/ John David Boden
                                       ------------------------
                                       Name: John David Boden
                                       Title: President and Director


                              R&H Trust Co. (Bermuda) Limited


                              By: /s/ John David Boden
                                  ------------------------
                                  Name: John David Boden
                                  Title: President and Director


                              /s/ John David Boden
                              ---------------------
                              John David Boden


                              /s/ Paul Barrington Hubbard
                              -------------------------------
                              Paul Barrington Hubbard


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